SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 3,  2010

IVT Software, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-53437	74-31775186
(Commission File Number)	(IRS Employer Identification No.)

3840 South Water Street Pittsburgh, Pa.	15203
(Address of Principal Executive Offices)	(Zip Code)

412-884-3028
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

196 North Crest Place
Lakewood, NJ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On September 3, 2010 Heather Haddad was appointed as Treasurer and Secretary of IVT Software, Inc.    Heather is currently serving as Vice President of Marketing & Sales of Haddad-Wylie Industries, LLC (HWI), a  position she has held since 2004.    She graduated with a Bachelor's in Elementary Education from Carlow University of Pittsburgh.

Item 801:  Other Events

On September 2, 2010, the company relocated to 3840 South Water St. Pittsburg, Pennsylvania 15203.   The new telephone number is 412-884-3028.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

IVT Software, Inc.

Date: September 3, 2010	By:	/s/ Deric Haddad
Deric Haddad Chief Executive Officer

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